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                                 EXHIBIT 23(B)

                             Accountants' Consent
                             --------------------



The Board of Directors
Century South Banks, Inc.:

We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the Proxy
Statement/Prospectus.


                                  /s/ KPMG PEAT MARWICK LLP
                                  -------------------------
                                  KPMG PEAT MARWICK LLP


Atlanta, Georgia
February 18, 1999